Exhibit (g)(1)(v)

[LETTERHEAD]

July 31, 2013

State Street Bank and Trust Company

100 Huntington Avenue

Boston, MA 02116

Attention: Gregory V. Nikiforow, Vice President

Re: Master Custodian and Fund Accounting Agreement

Ladies and Gentlemen:

Reference is made to a Master Custodian and Fund Accounting Agreement dated January 1, 2011, as amended (the “Custodian Agreement”) by and among each registered investment management company party thereto (referred to therein as a “Fund”) and State Street Bank and Trust Company (“State Street”).

In accordance with Section 19.6, the Additional Portfolios provision, of the Custodian Agreement, the undersigned hereby requests that State Street act as Custodian for each separate series of each Fund as listed on Appendix A-1 attached hereto (“Portfolios”) under the terms of the Custodian Agreement. In connection with such request, the undersigned hereby confirms to you, as of the date hereof, its representations and warranties set forth in Section 19.7 of the Custodian Agreement.

Kindly indicate your acceptance of the foregoing by executing two (2) copies of this letter agreement, returning one and retaining one for your records.

Sincerely,

TRANSAMERICA ASSET MANAGEMENT, INC.

on behalf of:

Transamerica Funds

Transamerica Series Trust

Transamerica Income Shares, Inc.

Transamerica Partners Portfolios

Transamerica Partners Funds Group

Transamerica Partners Funds Group II

Transamerica Asset Allocation Variable Funds

Transamerica Small Company Growth Liquidating Trust

By:	/s/ Christopher A. Staples
Name: Christopher A. Staples Title: Senior Vice President, Duly Authorized

Agreed and Accepted: STATE STREET BANK AND TRUST COMPANY

By:	/s/ Michael F. Rogers
Name:	Michael F. Rogers
Title:	Executive Vice President, Duly Authorized
Effective Date: July 31, 2013

APPENDIX A - 1

As of July 31, 2013

TRANSAMERICA FUNDS

Fund Name

Transamerica Arbitrage Strategy

Transamerica Asset Allocation – Conservative Portfolio

Transamerica Asset Allocation – Growth Portfolio

Transamerica Asset Allocation – Moderate Growth Portfolio

Transamerica Asset Allocation – Moderate Portfolio

Transamerica Bond

Transamerica Capital Growth

Transamerica Commodity Strategy

Transamerica Core Bond

Transamerica Developing Markets Equity

Transamerica Diversified Equity

Transamerica Dividend Focused

Transamerica Emerging Markets Debt

Transamerica Emerging Markets Equity

Transamerica Enhanced Muni

Transamerica Flexible Income

Transamerica Global Allocation

Transamerica Global Macro

Transamerica Global Real Estate Securities

Transamerica Growth

Transamerica Growth Opportunities

Transamerica High Yield Bond

Transamerica High Yield Muni

Transamerica Income & Growth

Transamerica International

Transamerica International Bond

Transamerica International Equity

Transamerica International Equity Opportunities

Transamerica International Small Cap

Transamerica International Small Cap Value

Transamerica International Value Opportunities

Transamerica Large Cap Growth

Transamerica Large Cap Value

Transamerica Long/Short Strategy

Transamerica Managed Futures Strategy

Transamerica Mid Cap Value

Transamerica Money Market

Transamerica MLP & Energy Income

Transamerica Multi-Managed Balanced

Transamerica Multi-Manager Alternative Strategies Portfolio

Transamerica Multi-Manager International Portfolio

Transamerica Real Return TIPS

Transamerica Select Equity

Transamerica Short-Term Bond

Transamerica Small Cap Growth

Transamerica Small Cap Value

Transamerica Small/Mid Cap Value

Transamerica Tactical Allocation

Transamerica Tactical Income

Transamerica Tactical Rotation

Transamerica Total Return

Transamerica Value

TRANSAMERICA SERIES TRUST

Fund Name

Transamerica AEGON Active Asset Allocation – Conservative VP

Transamerica AEGON Active Asset Allocation – Moderate Growth VP

Transamerica AEGON Active Asset Allocation – Moderate VP

Transamerica AEGON High Yield Bond VP

Transamerica AEGON Money Market VP

Transamerica AEGON U.S. Government Securities VP

Transamerica AllianceBernstein Dynamic Allocation VP

Transamerica Asset Allocation – Conservative VP

Transamerica Asset Allocation – Growth VP

Transamerica Asset Allocation – Moderate Growth VP

Transamerica Asset Allocation – Moderate VP

Transamerica Barrow Hanley Dividend Focused VP (formerly Transamerica BlackRock Large Cap Value VP)

Transamerica BlackRock Global Allocation VP

Transamerica BlackRock Tactical Allocation VP

Transamerica BNP Paribas Large Cap Growth VP (formerly Transamerica Multi Managed Large Cap Core VP)

Transamerica Clarion Global Real Estate Securities VP

Transamerica Hanlon Income VP

Transamerica ING Balanced Allocation VP

Transamerica ING Conservative Allocation VP

Transamerica ING Intermediate Bond VP

Transamerica ING Large Cap Growth VP

Transamerica ING Limited Maturity Bond VP

Transamerica ING Mid Cap Opportunities VP

Transamerica ING Moderate Growth Allocation VP

Transamerica International Moderate Growth VP

Transamerica Janus Balanced VP

Transamerica Jennison Growth VP

Transamerica JPMorgan Core Bond VP

Transamerica JPMorgan Enhanced Index VP

Transamerica JPMorgan Mid Cap Value VP

Transamerica JPMorgan Tactical Allocation VP

Transamerica Legg Mason Dynamic Allocation – Balanced VP

Transamerica Legg Mason Dynamic Allocation – Growth VP

Transamerica Madison Balanced Allocation VP

Transamerica Madison Conservative Allocation VP

Transamerica Madison Diversified Income VP

Transamerica Market Participation Strategy VP

Transamerica MFS International Equity VP

Transamerica Morgan Stanley Capital Growth VP

Transamerica Morgan Stanley Mid-Cap Growth VP

Transamerica Multi Managed Balanced VP

Transamerica PIMCO Real Return TIPS VP

Transamerica PIMCO Tactical – Balanced VP

Transamerica PIMCO Tactical – Conservative VP

Transamerica PIMCO Tactical – Growth VP

Transamerica PIMCO Total Return VP

Transamerica ProFund UltraBear VP

Transamerica Systematic Small/Mid Cap Value VP

Transamerica T. Rowe Price Small Cap VP

Transamerica TS&W International Equity VP (formerly Transamerica Morgan Stanley Active International Allocation VP)

Transamerica Vanguard ETF Portfolio – Aggressive Growth VP (formerly Transamerica Index 100 VP)

Transamerica Vanguard ETF Portfolio – Balanced VP (formerly Transamerica Index 50 VP)

Transamerica Vanguard ETF Portfolio – Conservative VP (formerly Transamerica Index 35 VP)

Transamerica Vanguard ETF Portfolio – Growth VP (formerly Transamerica Index 75 VP)

Transamerica WMC Diversified Growth VP

Transamerica WMC Diversified Growth II VP

TRANSAMERICA PARTNERS PORTFOLIOS

Fund Name

Transamerica Partners Balanced Portfolio

Transamerica Partners Core Bond Portfolio

Transamerica Partners High Quality Bond Portfolio

Transamerica Partners High Yield Bond Portfolio

Transamerica Partners Inflation-Protected Securities Portfolio

Transamerica Partners International Equity Portfolio

Transamerica Partners Large Core Portfolio

Transamerica Partners Large Growth Portfolio

Transamerica Partners Large Value Portfolio

Transamerica Partners Mid Growth Portfolio

Transamerica Partners Mid Value Portfolio

Transamerica Partners Money Market Portfolio

Transamerica Partners Small Core Portfolio

Transamerica Partners Small Growth Portfolio

Transamerica Partners Small Value Portfolio

TRANSAMERICA PARTNERS FUNDS GROUP

Fund Name

Transamerica Institutional Asset Allocation – Intermediate Horizon

Transamerica Institutional Asset Allocation – Intermediate/Long Horizon

Transamerica Institutional Asset Allocation – Long Horizon

Transamerica Institutional Asset Allocation – Short Horizon

Transamerica Institutional Asset Allocation – Short/Intermediate Horizon

Transamerica Partners Balanced

Transamerica Partners Core Bond

Transamerica Partners High Quality Bond

Transamerica Partners High Yield Bond

Transamerica Partners Inflation-Protected Securities

Transamerica Partners International Equity

Transamerica Partners Large Core

Transamerica Partners Large Growth

Transamerica Partners Large Value

Transamerica Partners Mid Growth

Transamerica Partners Mid Value

Transamerica Partners Money Market

Transamerica Partners Small Core

Transamerica Partners Small Growth

Transamerica Partners Small Value

Transamerica Partners Stock Index

TRANSAMERICA PARTNERS FUNDS GROUP II

Fund Name

Transamerica Asset Allocation – Intermediate Horizon

Transamerica Asset Allocation – Intermediate/Long Horizon

Transamerica Asset Allocation – Long Horizon

Transamerica Asset Allocation – Short Horizon

Transamerica Asset Allocation – Short/Intermediate Horizon

Transamerica Partners Institutional Balanced

Transamerica Partners Institutional Core Bond

Transamerica Partners Institutional High Quality Bond

Transamerica Partners Institutional High Yield Bond

Transamerica Partners Institutional Inflation-Protected Securities

Transamerica Partners Institutional International Equity

Transamerica Partners Institutional Large Core

Transamerica Partners Institutional Large Growth

Transamerica Partners Institutional Large Value

Transamerica Partners Institutional Mid Growth

Transamerica Partners Institutional Mid Value

Transamerica Partners Institutional Money Market

Transamerica Partners Institutional Small Core

Transamerica Partners Institutional Small Growth

Transamerica Partners Institutional Small Value

Transamerica Partners Institutional Stock Index

TRANSAMERICA ASSET ALLOCATION VARIABLE FUNDS

Fund Name

Transamerica Asset Allocation – Intermediate Horizon Subaccount

Transamerica Asset Allocation – Intermediate/Long Subaccount

Transamerica Asset Allocation – Short Horizon Subaccount

Transamerica Income Shares, Inc.

Transamerica Small Company Growth Liquidating Trust